EXHIBIT 99.1

Monroe Bancorp Reports First Quarter Loss of $102,000 or $0.016 per Fully Diluted Share for the First Quarter of 2010

BLOOMINGTON, Ind., April 27, 2010 (GLOBE NEWSWIRE) -- Monroe Bancorp, (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported a net loss of $102,000, or $0.016 per basic and diluted common share, for the quarter ended March 31, 2010. The Company earned $1,107,000 or $0.178 per basic and diluted share during the first quarter of 2009. The results for the first quarter of 2010 showed an improvement from the net loss of $617,000 or $0.099 per diluted share in the fourth quarter of 2009.

The decline in net income between the first quarter of 2009 and the first quarter of 2010 resulted primarily from an increase in the provision for loan losses, a decrease in gains from the sale of securities, and interest expense on the subordinated debt that was issued in July 2009. The impact of these factors on the first quarter of 2010 and 2009 is shown below:

	First Quarter	First Quarter
	2010	2009	Change
Income (Loss) Before Income Tax	$ (331,000)	$ 1,381,000	$ (1,712,000)

Loan Loss Provision	$ (3,200,000)	$ (2,600,000)	$ (600,000)
Gains on Sales of AFS Securities	$ 106,000	$ 1,028,000	$ (922,000)
Subordinated Debt Expense	$ (325,000)	$ --	$ (325,000)
Net Impact:	$ (3,419,000)	$ (1,572,000)	$ (1,847,000)

All Other Pre-Tax Income/Expense Categories			135,000

Due to factors discussed in the Asset Quality section of this release, the provision for loan losses increased $600,000 or 23.1 percent to $3,200,000 for the first quarter of 2010 compared to $2,600,000 for the same period of 2009. The provision for loan losses decreased $1,650,000 or 34.0 percent compared to $4,850,000 for the fourth quarter of 2009.

"The pressure that difficult economic conditions continue to put on credit quality makes maintaining a high quarterly provision for loan losses a prudent and necessary action," said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.

Return on average equity was (0.74) percent for the first quarter of 2010 compared to 8.00 percent for the first quarter of 2009 and (4.29) percent for the fourth quarter of 2009. Return on average assets was (0.05) percent for the first quarter of 2010, compared to 0.54 percent for the first quarter of 2009 and (0.30) percent for the fourth quarter of 2009.

Financial Performance

Net interest income before the provision for loan losses decreased 6.2 percent to $5,576,000 for the three months ended March 31, 2010 compared to $5,942,000 for the same period in 2009. The decline in net interest income before the provision was largely the result of an 8.6 percent decline in average loan balances between the two periods ($632,878,000 for the first quarter of 2009 compared to $578,289,000 for the first quarter of 2010). The tax-equivalent net interest margin for the quarter ended March 31, 2010 was 2.98 percent, compared to 2.99 percent for the quarter ended December 31, 2009 and 3.20 percent for first quarter of 2009. See the table titled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis" for a reconciliation of GAAP net interest margin to Non-GAAP net interest margin on a tax equivalent basis.

Noninterest income totaled $2,710,000 for the first quarter of 2010 compared to $3,262,000 for the same period of 2009. Excluding the effect of the Company's deferred compensation plan,noninterest income totaled $2,646,000 for the first quarter of 2010 compared to $3,394,000 for the same period of 2009. The 22.0 percent or $748,000 decrease in noninterest income (excluding the effect of the Company's deferred compensation plan) is largely the result of a $922,000 decline in gains on the sale of available for sale investment securities between the two periods. See the table titled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan" for a reconciliation of GAAP noninterest income and expense to noninterest income and expense without the financial impact of the deferred compensation plan.

The Company continues to benefit from the breadth and strength of its various non-interest income producing activities, which include deposit services, Trust, Investment Services, and Mortgage Origination. These four activities generated $1,840,000 in revenue during the first quarter of 2010 compared to $1,799,000 in the first quarter of 2009.

Noninterest expense totaled $5,417,000 for the first quarter of 2010 compared to $5,223,000 for the same period of 2009. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $5,272,000 for the first quarter of 2010, compared to $5,337,000 for the same period of 2009. The $65,000 or 1.2 percent decline in noninterest expense from the same period of 2009 reflects Management's efforts to control operating expense.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $33,968,000 (4.12 percent of total assets) at March 31, 2010 compared to $25,424,000 (3.17 percent of total assets) at December 31, 2009 and $17,289,000 (2.10 percent of total assets) at March 31, 2009.

Net charge-offs for the first quarter of 2010 totaled $2,559,000 or 1.80 percent annualized of total loans compared to $2,775,000 (1.89 percent annualized of total loans) for the fourth quarter of 2009 and $1,436,000 (0.91 percent annualized of total loans) for the first quarter of 2009.

The Bank employs an internal system called the "Watch List" to bring attention to credits with varying degrees of concern over the prospects of complete repayment, including both principal and all interest.   These concerns may be objectively based on the borrower's financial and payment performance or on subjective concerns that Bank management has with the markets and conditions that the borrower operates within.  Loans on this list include:

  Loans with well defined weaknesses where the prospect of complete repayment of principal and interest is remote and loans placed on non-accrual where specific reserves and charge-offs are applied as needed, and
  Loans with potential weaknesses (whether borrower specific or due to market/economic considerations) that need to be resolved in order to avoid jeopardizing the complete repayment of principal and interest and the loan is subjected to additional scrutiny and assessment and internal documentation.

Loans on the Watch List tend to be more dependent on collateral if the borrower's repayment capacity is diminished and the Bank devotes additional attention to revaluing the collateral as appropriate in assessing the probability of loss.

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	03/31/2009
Total Loans $	569,076,000	587,365,000	608,667,000	624,018,000	630,842,000
Total Watch List Loans $	76,891,000	76,208,000	79,571,000	76,720,000	79,073,000
Number of Watch List Customers	81	69	73	69	67
Total Watch List $ > 30 Days Past Due	31,846,000	32,728,000	21,823,000	17,368,000	22,370,000
Total Watch List $ Customers Secured by Real Estate	71,939,000	71,450,000	73,704,000	70,697,000	72,005,000
Total Watch List $ Secured by Non R/E	3,313,000	3,103,000	4,196,000	5,855,000	6,878,000
Total Watch List $ Unsecured	1,639,000	1,655,000	1,671,000	168,000	190,000

Total Non Performing Loans $	26,506,000	20,603,000	16,993,000	18,576,000	13,696,000

As of March 31, 2010, 58.6 percent of the Watch List exposure was less than thirty days past due, compared to 57.1 percent as of December 31, 2009 and 71.7 percent as of March 31, 2009. Of the $76,891,000 of loans on the watch list on March 31, 2010, $56,465,000 (73.4 percent) were originated out of the Central Indiana (greater Indianapolis) offices.

The chart that follows provides details of watch list loans by collateral type.

	Total Bank		% on		Total $
	Owned	Watch	Watch	Non	> 30 Days
	Balance	List	List	Accrual	Late
Total Loans at 3/31/10	569,076,000	76,891,000	13.5%	26,506,000	35,159,000
Loans in Process	(87,000)	NA	NA	NA	NA
Loans Analyzed Below:	569,163,000	76,891,000	13.5%	26,506,000	35,159,000

Secured by Real Estate

Construction & Development
Spec 1-4 Residential Construction	11,270,000	7,204,000	63.9%	2,588,000	2,638,000
Pre Sold 1-4 Residential Construction	1,188,000	861,000	72.5%	861,000	861,000
Land Development Residential	31,997,000	25,463,000	79.6%	5,398,000	5,659,000
Multi-Family Construction	539,000	--	--	--	--
Total 1-4 Residential Construction and Development:	44,994,000	33,528,000	74.5%	8,847,000	9,158,000

Other CRE Owner Occupied Construction	1,954,000	--	--	--	--
Other CRE Non-Owner Occupied Construction	10,921,000	--	--	--	--
Land Development Commercial	1,430,000	328,000	22.9%	328,000	328,000
Total Commercial Construction and Development:	14,305,000	328,000	2.3%	328,000	328,000

Total Construction and Development:	59,299,000	33,856,000	57.1%	9,175,000	9,486,000

1-4 Family
1-4 Family Owner Occupied	74,674,000	1,748,000	2.3%	362,000	1,824,000
1-4 Family Non-Owner Occupied (Rental & Other)	50,678,000	5,648,000	11.1%	2,913,000	3,566,000
Total 1-4 Family:	125,352,000	7,396,000	5.9%	3,275,000	5,390,000

Multi Family - Other than Construction	85,083,000	3,864,000	4.5%	3,550,000	3,550,000

Other CRE Owner Occupied - Other Than Construction	95,232,000	11,239,000	11.8%	904,000	1,802,000
Other CRE Non-Owner Occupied - Other Than Construction	107,751,000	13,254,000	12.3%	8,206,000	10,796,000
Other CRE Non-Development Land - Other Than Construction	10,430,000	2,331,000	22.3%	612,000	714,000
Total Other CRE Loans - Other Than Construction:	213,413,000	26,824,000	12.6%	9,722,000	13,312,000

Total Secured by Real Estate:	483,147,000	71,940,000	14.9%	25,722,000	31,738,000

Other Secured Loans
Business Assets	51,579,000	3,313,000	6.4%	784,000	2,826,000
Consumer Products	10,196,000	--	--	--	137,000
Financial Assets	10,410,000	--	--	--	125,000
Sub Total: Other Secured Loans:	72,185,000	3,313,000	4.6%	784,000	3,088,000

Unsecured Loans
Unsecured Loans	13,831,000	1,638,000	11.8%	--	333,000

"While I am pleased that the watch list has stabilized over the past five quarters, I remain disappointed with the Company's overall level of problem assets and the impact that they are having on our income. However, during the last two months we have received increased interest from potential purchasers in the assets securing many of the loans on our watch list and in other real estate owned assets. These indications of interest are at levels we believe are supportive of the valuations we have for the respective assets," said Mr. Bradford.

Financial Condition

Total assets were $823,510,000 on March 31, 2010, which nearly matches the total of $823,702,000 for March 31, 2009. However, total loans (including loans held for sale) declined by $61,766,000 or 9.8% between the two periods which was offset by increases in the Company's liquidity (Fed Funds Sold and Interest Bearing Deposits) and investment securities. Deposits decreased by $6,906,000 or 1.0 percent to $669,651,000 at March 31, 2010 compared to $676,557,000 at March 31, 2009. Importantly, brokered certificates of deposit and certificates of deposit with balances in excess of $100,000 decreased by $27,435,000 during this period while the Company's core deposits increased by $20,529,000 with noninterest checking increasing $14,367,000.

Other News

Seminars and events hosted by the Bank during the first quarter remain a consistent feeder of quality leads for our deposit, loan and wealth management services. In addition, these events offer the Bank exceptional promotional value and are a great image builder and marketing tool that effectively entrenches the Bank's brand in the communities it serves. This has been further enhanced through participation in local business expos and community volunteer activities.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 29, 2010 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ® Global Stock Market under the symbol MROE.

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
BALANCE SHEET *
Cash and Short-Term Interest-Earning Deposits	$ 35,074	$ 35,977	$ 22,447	$ 25,030	$ 28,038	$ 35,977	$ 15,058
Interest-Bearing Time Deposits	7,750	--	--	--	--	--	--
Federal Funds Sold	33,602	14,154	44,089	30,238	16,150	14,154	8,663
Securities	134,653	121,250	108,301	102,291	108,087	121,250	121,530
Total Loans	569,076	587,365	608,667	624,018	630,842	587,365	633,091
Loans Held for Sale	2,211	3,226	3,725	8,640	4,659	3,226	3,389
Commercial & Industrial	80,905	81,102	90,150	92,778	103,306	81,102	104,779
Real Estate:
Commercial & Residential	377,248	393,632	391,362	393,308	392,414	393,632	398,896
Construction & Vacant Land	63,024	62,351	76,620	82,212	84,697	62,351	80,917
Home Equity	30,586	31,332	30,908	31,205	29,781	31,332	28,976
Installment Loans	15,102	15,722	15,902	15,875	15,985	15,722	16,134
Reserve for Loan Losses	15,898	15,256	13,181	12,960	12,336	15,256	11,172
Bank Premises and Equipment	19,704	19,879	20,127	20,312	20,605	19,879	20,750
Federal Home Loan Bank Stock	2,353	2,353	2,353	2,353	2,312	2,353	2,312
Interest Receivable and Other Assets	37,196	36,729	31,078	31,396	30,004	36,729	29,567
Total Assets	$ 823,510	$ 802,451	$ 823,881	$ 822,678	$ 823,702	$ 802,451	$ 819,799

Total Deposits	$ 669,651	$ 634,254	$ 654,807	$ 672,992	$ 676,557	$ 634,254	$ 665,179
Noninterest Checking	93,043	90,033	88,724	83,404	78,676	90,033	84,317
Interest Bearing Checking & NOW	228,230	210,542	209,937	214,998	118,421	210,542	107,124
Regular Savings	19,535	18,451	18,381	18,404	17,990	18,451	16,619
Money Market Savings	35,858	36,035	40,249	40,110	122,080	36,035	108,246
CDs & CDARs Less than $100,000	130,355	137,774	141,912	142,114	149,379	137,774	155,127
CDARs Greater than $100,000 & Brokered CDs	56,826	49,500	49,896	65,354	70,612	49,500	67,949
CDs Greater than $100,000	105,649	91,861	105,143	108,246	119,298	91,861	125,741
Other Time	155	58	565	362	101	58	56
Total Borrowings	90,322	106,056	103,388	86,403	85,070	106,056	93,203
Federal Funds Purchased	--	--	--	--	--	--	--
Securities Sold Under Repurchase Agreement	51,716	61,929	61,810	58,737	58,686	61,929	59,404
FHLB Advances	17,358	17,371	17,430	17,498	17,511	17,371	25,523
Loans Sold Under Repurchase Agreement & Other Debt	--	5,508	2,900	1,920	625	5,508	28
Subordinated Debentures	13,000	13,000	13,000	--	--	13,000	--
Subordinated Debentures - Trust Preferred	8,248	8,248	8,248	8,248	8,248	8,248	8,248
Interest Payable and Other Liabilities	7,471	5,939	8,465	6,828	6,098	5,939	5,496
Total Liabilities	767,444	746,249	766,660	766,223	767,725	746,249	763,878
Shareholders' Equity	56,066	56,202	57,221	56,455	55,977	56,202	55,921
Total Liabilities and Shareholders' Equity	$ 823,510	$ 802,451	$ 823,881	$ 822,678	$ 823,702	802,451	$ 819,799

Book Value Per Share	$ 9.00	$ 9.03	$ 9.19	$ 9.07	$ 9.00	$ 9.03	$ 8.99
End of Period Shares Issued and Outstanding	6,228,547	6,227,550	6,227,550	6,227,550	6,227,550	6,227,550	6,227,550
Less: Unearned ESOP Shares	1,577	2,102	3,477	4,852	6,226	2,102	7,601
End of Period Shares Used to Calculate Book Value	6,226,971	6,225,448	6,224,073	6,222,699	6,221,324	6,225,448	6,219,949

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
INCOME STATEMENT	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Interest Income	$ 8,284	$ 8,711	$ 9,175	$ 9,177	$ 9,378	$ 36,441	$ 42,462
Interest Expense	2,708	2,945	3,091	3,132	3,436	12,604	18,861
Net Interest Income	5,576	5,766	6,084	6,045	5,942	23,837	23,601
Loan Loss Provision	3,200	4,850	2,200	2,200	2,600	11,850	8,880
Total Noninterest Income	2,710	3,122	2,413	3,186	3,262	11,983	10,033
Service Charges on Deposit Accounts	744	874	905	887	811	3,477	3,796
Trust Fees	622	620	637	529	527	2,313	2,387
Commission Income	225	246	225	230	171	872	874
Gains on Sales of Loans	249	259	361	454	290	1,364	703
Gains on Sales of Available for Sale Securities	106	490	264	364	1,028	2,146	951
Gains (Losses) on Sales of Trading Securities Associated with Directors' Deferred Comp Plan	(1)	--	(201)	--	--	(201)	13
Unrealized Gains (Losses) on Trading Securities Associated with Directors' Deferred Comp Plan	64	51	377	222	(132)	518	(843)
BOLI Income	160	164	163	163	151	641	552
Net Gain (Loss) on Foreclosed Assets	63	(33)	(761)	(102)	(10)	(906)	(226)
Other Operating Income	478	451	443	439	426	1,759	1,826
Total Noninterest Expense	5,417	5,155	5,429	6,123	5,223	21,930	20,732
Salaries & Wages	2,006	2,027	2,075	2,073	2,069	8,244	8,743
Commissions, Options & Incentive Compensation	314	291	311	458	304	1,364	1,472
Employee Benefits	562	360	463	540	591	1,954	2,076
Premises & Equipment	898	895	899	930	928	3,652	3,373
Advertising	136	109	138	160	129	536	724
Legal Fees	164	83	115	111	126	435	566
FDIC Expense	267	272	280	650	283	1,485	481
Appreciation (Depreciation) in Directors' Deferred Compensation Plan	140	61	184	237	(118)	364	(707)
Other Operating Expenses	930	1,057	964	964	911	3,896	4,004
Income (Loss) Before Income Tax	(331)	(1,117)	868	908	1,381	2,040	4,022
Income Tax Expense (Benefit)	(229)	(500)	158	132	274	65	43
Net Income (Loss) After Tax & Before Extraordinary Items	(102)	(617)	710	776	1,107	1,975	3,979
Extraordinary Items	--	--	--	--	--	--	--
Net Income (Loss)	$ (102)	$ (617)	$ 710	$ 776	$ 1,107	$ 1,975	$ 3,979

Basic Earnings Per Share	$ (0.016)	$ (0.099)	$ 0.114	$ 0.125	$ 0.178	$ 0.317	$ 0.640
Diluted Earnings Per Share	$ (0.016)	$ (0.099)	$ 0.114	$ 0.125	$ 0.178	$ 0.317	$ 0.639

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
ASSET QUALITY	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Net Charge-Offs (Recoveries)	$ 2,559	$ 2,775	$ 1,979	$ 1,576	$ 1,436	$ 7,766	$ 4,362
OREO Expenses	(39)	113	795	140	47	1,095	229
Total Credit Charges	$ 2,520	$ 2,888	$ 2,774	$ 1,716	$ 1,483	$ 8,861	$ 4,591

Nonperforming Loans	$ 26,506	$ 20,603	$ 16,993	$ 18,576	$ 13,696	$ 20,603	$ 14,329
OREO	3,810	3,768	3,225	3,979	3,158	3,768	3,257
Nonperforming Assets	30,316	24,371	20,218	22,555	16,854	24,371	17,586
90 Day Past Due Loans Net of Nonperforming Loans	3,652	1,053	1,404	404	435	1,053	1,194
Nonperforming Assets + 90 Day Past Due	$ 33,968	$ 25,424	$ 21,622	$ 22,959	$ 17,289	$ 25,424	$ 18,780

RATIO ANALYSIS - CREDIT QUALITY *
NCO/Loans	1.80%	1.89%	1.30%	1.01%	0.91%	1.32%	0.69%
Credit Charges/Loans & OREO	1.76%	1.95%	1.81%	1.09%	0.94%	1.50%	0.72%
Nonperforming Loans/Loans	4.66%	3.51%	2.79%	2.98%	2.17%	3.51%	2.26%
Nonperforming Assets/Loans & OREO	5.29%	4.12%	3.30%	3.59%	2.66%	4.12%	2.76%
Nonperforming Assets/Assets	3.68%	3.04%	2.45%	2.74%	2.05%	3.04%	2.15%
Nonperforming Assets + 90 Day PD/Assets	4.12%	3.17%	2.62%	2.79%	2.10%	3.17%	2.29%
Reserve/Nonperforming Loans	59.98%	74.05%	77.57%	69.77%	90.07%	74.05%	77.97%
Reserve/Total Loans	2.79%	2.60%	2.17%	2.08%	1.96%	2.60%	1.76%
Equity & Reserves/Nonperforming Assets	237.38%	293.21%	348.21%	307.76%	405.32%	293.21%	381.51%
OREO/Nonperforming Assets	12.57%	15.46%	15.95%	17.64%	18.74%	15.46%	18.52%

RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets	6.81%	7.00%	6.95%	6.86%	6.80%	7.00%	6.82%
Equity/Loans	9.85%	9.57%	9.40%	9.05%	8.87%	9.57%	8.83%

RATIO ANALYSIS - PROFITABILITY
Return on Average Assets	-0.05%	-0.30%	0.34%	0.38%	0.54%	0.24%	0.50%
Return on Average Equity	-0.74%	-4.29%	4.95%	5.53%	8.00%	3.49%	7.11%
Net Interest Margin (Tax-Equivalent) (1)	2.98%	2.99%	3.20%	3.21%	3.20%	3.15%	3.30%

* Based on period end numbers
(1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.

Monroe Bancorp (MROE)
Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Net Interest Income	$ 5,576	$ 5,766	$ 6,084	$ 6,045	$ 5,942	$ 23,837	$ 23,601
Tax Equivalent Adjustment	13	21	48	95	131	295	717
Net Interest Income - Tax Equivalent	$ 5,589	$ 5,787	$ 6,132	$ 6,140	$ 6,073	$ 24,132	$ 24,318

Average Earning Assets	$ 761,388	$ 767,351	$ 760,949	$ 767,876	$ 769,735	$ 766,456	$ 736,903

Net Interest Margin	2.97%	2.98%	3.17%	3.16%	3.13%	3.11%	3.20%

Net Interest Margin - Tax Equivalent	2.98%	2.99%	3.20%	3.21%	3.20%	3.15%	3.30%

	Year-to-Date
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009
Net Interest Income	$ 5,576	$ 23,837	$ 18,071	$ 11,987	$ 5,942
Tax Equivalent Adjustment	13	295	274	227	131
Net Interest Income - Tax Equivalent	$ 5,589	$ 24,132	$ 18,345	$ 12,214	$ 6,073

Average Earning Assets	$ 761,388	$ 766,456	$ 766,154	$ 768,800	$ 769,735

Net Interest Margin	2.97%	3.11%	3.15%	3.14%	3.13%

Net Interest Margin - Tax Equivalent	2.98%	3.15%	3.20%	3.20%	3.20%

Monroe Bancorp (MROE)
Financial Impact on Net Income of Deferred Compensation Plan
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Interest and Dividend Income	$ 81	$ 13	$ 11	$ 18	$ 18	$ 60	$ 106
Realized and Unrealized Gains (Losses)	64	51	176	222	(132)	317	(829)
Other Income	--	--	--	--	--	--	30
Total Income (Loss) From Plan:	145	64	187	240	(114)	377	(693)

Change in Deferred Compensation Liability	140	61	184	237	(118)	364	(707)
Trustee Fees	5	3	3	3	4	13	14
Total Expense of Plan:	145	64	187	240	(114)	377	(693)

Net Impact of Plan:	$ --	$ --	$ --	$ --	$ --	$ --	$ --

Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Total Noninterest Income	$ 2,710	$ 3,122	$ 2,413	$ 3,186	$ 3,262	$ 11,983	$ 10,033
Income of Deferred Comp Plan Incl. in Noninterest Income	64	51	176	222	(132)	317	(799)
Adjusted Noninterest Income:	2,646	3,071	2,237	2,964	3,394	11,666	10,832

Total Noninterest Expense	5,417	5,155	5,429	6,123	5,223	21,930	20,732
Expense of Deferred Compensation Plan	145	64	187	240	(114)	377	(693)
Adjusted Noninterest Expense:	5,272	5,091	5,242	5,883	5,337	21,553	21,425

	Year-to-Date
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009
Total Noninterest Income	$ 2,710	$ 11,983	$ 8,861	$ 6,448	$ 3,262
Income of Deferred Comp Plan Incl. in Noninterest Income	64	317	266	90	(132)
Adjusted Noninterest Income:	2,646	11,666	8,595	6,358	3,394

Total Noninterest Expense	5,417	21,930	16,775	11,346	5,223
Expense of Deferred Compensation Plan	145	377	313	126	(114)
Adjusted Noninterest Expense:	5,272	21,553	16,462	11,220	5,337

Monroe Bancorp (MROE)
Select Average Balance Sheet Information
(dollar amounts in thousands except per share data)

	Quarters Ended					Years Ended
	Mar 2010	Dec 2009	Sep 2009	Jun 2009	Mar 2009	Dec 2009	Dec 2008
Total Average Loans	$ 578,289	$ 596,948	$ 616,125	$ 628,831	$ 632,878	$ 618,590	$ 601,875
Average Commercial & Industrial	80,656	84,250	91,479	101,992	103,046	95,130	99,353
Average Real Estate:	482,359	496,913	508,690	510,759	513,886	507,519	484,841
Average Commercial & Residential	389,036	392,002	398,418	394,439	397,507	395,584	357,018
Average Construction & Vacant Land	62,208	73,724	79,152	85,310	86,966	81,246	101,380
Average Home Equity	31,115	31,187	31,120	31,010	29,413	30,689	26,443
Average Installment Loans	15,274	15,785	15,956	16,080	15,946	15,941	17,681
Average Federal Funds Sold	29,079	32,372	33,927	26,975	16,028	27,388	8,754
Average Federal Home Loan Bank Stock	2,353	2,353	2,353	2,353	2,312	2,343	2,312

Total Average Deposits	$ 653,368	$ 648,825	$ 650,301	$ 673,216	$ 678,377	$ 662,565	$ 649,540
Average Noninterest Checking	91,126	88,702	85,037	83,321	79,257	84,108	79,503
Average Interest Bearing Checking & NOW	218,005	218,038	200,756	199,693	113,465	183,323	127,282
Average Regular Savings	18,879	18,447	18,558	18,538	17,132	18,173	17,618
Average Money Market Savings	35,442	39,834	39,977	47,434	118,577	61,181	107,723
Average CDs Less than $100,000	169,986	172,071	184,132	189,998	209,036	187,789	159,120
Average CDs Greater than $100,000	102,542	93,952	104,817	118,057	125,152	111,300	142,126
Average IRAs and Other Time	17,388	17,781	17,024	16,175	15,758	16,691	16,168
Average Federal Funds Purchased	137	133	43	185	974	331	3,149
Average Securities Sold Under Repurchase Agreement	57,367	63,743	59,341	58,783	54,210	59,046	45,686
Average FHLB Advances	17,367	17,387	17,484	17,506	19,364	17,929	18,698

CONTACT: Monroe Bancorp
         Mark D. Bradford, President and Chief Executive Officer
           (812) 331-3455
         Media Contact:
         Ashley Fisher, Marketing Director
           (812) 353-7705
         Toll-free: (800) 319-2664
         Fax: (812) 331-3445
         www.monroebank.com